Exhibit 99.1

Post Holdings to Acquire Rachael Ray® Nutrish®, Nature’s Recipe® and Other Select Pet Food Brands from The J.M. Smucker Co.
•Establishes pet food retail platform with leading dog and cat food brands
•Compelling entry point into the attractive and growing pet food category
•Immediately accretive to Post’s cash flow excluding one-time transaction costs

St. Louis – February 8, 2023 – Post Holdings, Inc. (NYSE: Post) (“Post”), a consumer packaged goods holding company, announced today it has signed a definitive agreement in which Post will acquire select pet food brands from The J.M. Smucker Co. for $1.2 billion. The transaction includes leading dog and cat food brands such as Rachael Ray® Nutrish®, Nature’s Recipe®, 9Lives®, Kibbles ‘n Bits® and Gravy Train® (the “Pet Food Brands”), which together generated net sales of $1.4 billion in the year ended April 30, 2022. Post also is acquiring manufacturing and distribution facilities in Bloomsburg, Pennsylvania and manufacturing facilities in Meadville, Pennsylvania and Lawrence, Kansas (such facilities together with the Pet Food Brands, the “Pet Food Business”).
The acquisition will provide Post with a compelling entry point into the attractive and growing pet food category. Post is acquiring an established, scaled position in the mainstream and entry premium sub-categories. Post management expects there to be additional opportunities for future investments in the pet food category.
“We expect this acquisition to continue our history of creating value with a buy and build approach to categories. These iconic brands are ideally suited to this strategy. Most importantly, I am delighted to welcome the over 1,000 talented people who will join us as Post colleagues,” said Rob Vitale, President and Chief Executive Officer of Post.
Upon closing of the acquisition, Post expects to create a new pet food platform within Post Consumer Brands. Nicolas Catoggio will continue in his current role as President and Chief Executive Officer of Post Consumer Brands and will expand his responsibilities to include management of both the North American ready-to-eat (“RTE”) cereal and peanut butter business and the new Pet Food Business.
The transaction is expected to be completed early in the second calendar quarter of 2023, Post’s third quarter of fiscal year 2023, subject to closing conditions, including the expiration of waiting periods under United States (“U.S.”) antitrust laws.
Financial Details
Post will acquire the Pet Food Business for $1.2 billion on a cash-free, debt-free basis, subject to an inventory adjustment. Under the terms of the agreement, at closing Post will pay $700 million in cash and issue to The J.M. Smucker Co. approximately $500 million of new shares of Post common stock (approximately 5.4 million new shares of Post common stock). Post expects to fund the cash portion of the purchase price with a combination of cash on hand and through borrowings under its existing revolving credit facility. The transaction is expected to be leverage neutral; upon closing of the transaction, Post’s pro forma net leverage ratio* is expected to be approximately 5.2x.
Post management expects the Pet Food Business to contribute approximately $100 million of adjusted EBITDA* in the next twelve months following the close of the acquisition, before the realization of cost synergies, which Post management expects to be approximately $30 million annually by the third full fiscal year post-closing, resulting from benefits of scale across logistics, procurement and administrative services. One-time costs to achieve synergies are estimated to be approximately $75 million. Additionally, Post expects the transaction to result in a tax benefit to Post with a net present value of approximately $120 million. The transaction is expected to be immediately accretive to Post’s free cash flow*, excluding one-time transaction expenses. Post management expects the Pet Food Business to generate substantial incremental free cash flow, complementing Post’s cash generation-focused business model and preserving Post’s flexibility to manage its capital structure.
* For additional information regarding non-GAAP measures, such as Adjusted EBITDA and free cash flow, see the related explanations presented under “Use of Non-GAAP Measures” later in this release.
Additional Information
Barclays Capital Inc. and Evercore are acting as financial advisors to Post.
Conference Call
Post will host a conference call on Wednesday, February 8, 2023 at 5:00 p.m. EST to discuss the Pet Food Business acquisition and to respond to questions. Robert V. Vitale, President and Chief Executive Officer, and Matthew J. Mainer, Senior Vice President, Chief Financial Officer and Treasurer, will participate in the call.
Interested parties may join the conference call by dialing (800) 225-9448 in the U.S. and (203) 518-9708 from outside of the U.S. The conference identification number is POST0208. Interested parties are invited to listen to the webcast of the conference call, which can be accessed by visiting the Investors section of Post’s website at www.postholdings.com. A slide presentation will also be available at the same location on Post’s website.
A replay of the conference call will be available through Wednesday, February 15, 2023 by dialing (800) 723-0528 in the U.S. and (402) 220-2654 from outside of the U.S. A webcast replay also will be available for a limited period on Post’s website in the Investors section.
Use of Non-GAAP Measures
In this release, Post discloses its expectations as to the effect of the acquisition of the Pet Food Business on Post’s Adjusted EBITDA, net leverage and free cash flow. Post uses Adjusted EBITDA, net leverage and free cash flow, all of which are non-GAAP measures, in this release to supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA is a non-GAAP measure which represents earnings before interest, income taxes, depreciation and amortization and other adjustments. Net leverage is a non-GAAP measure which represents net debt divided by Adjusted EBITDA. Free cash flow is a non-GAAP measure which represents cash flow from operating activities less capital expenditures. Adjusted EBITDA, net leverage and free cash flow are not prepared in accordance with U.S. GAAP, as each measure excludes certain items, and may not be comparable to similarly titled measures of other companies.
Post management uses certain non-GAAP measures, including Adjusted EBITDA, net leverage and free cash flow, as key metrics in the evaluation of underlying company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of bonuses for its executive officers and employees. Additionally, Post is required to comply with certain covenants and limitations that are based on variations of EBITDA in its financing documents. Post management believes the use of non-GAAP measures, including Adjusted EBITDA, net leverage and free cash flow, provides increased transparency and assists investors in understanding the underlying operating performance of Post and its segments and in the analysis of ongoing operating trends.
Because Post discusses Adjusted EBITDA, net leverage and/or free cash flow in this release only in relation management’s expectations of the future effect of the Pet Food Business transaction on these non-GAAP measures, Post has not provided a reconciliation of these forward-looking Adjusted EBITDA, net leverage and free cash flow expectations to the mostly directly comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for mark-to-market adjustments on commodity hedges, transaction and integration costs and other charges reflected in Post’s reconciliations of historical numbers, the amounts of which, based on historical experience, could be significant.

Prospective Financial Information
Prospective financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the prospective financial information described above will not materialize or will vary significantly from actual results. For further discussion of some of the factors that may cause actual results to vary materially from the information provided above, see “Forward-Looking Statements” below. Accordingly, the prospective financial information provided above is only an estimate of what Post’s management believes is realizable as of the date of this release. It also should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecasted. In light of the foregoing, the information should be viewed in context and undue reliance should not be placed upon it.
Forward Looking Statements
Certain matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding Post’s expected synergies and benefits from its acquisition of the Pet Food Business, the forecasted Adjusted EBITDA of the Pet Food Business, expectations about the impact of the acquisition on Post’s net leverage and cash flows, expectations about future business plans, prospective performance and opportunities for the Pet Food Business and regulatory approvals and the expected timing of the completion of the Pet Food Business transaction. These forward-looking statements may be identified from the use of forward-looking terminology such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the pet food acquisition by Post will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, but are not limited to, the following:
•the ability and timing to consummate the proposed acquisition of the Pet Food Business, including obtaining the required regulatory approvals and the satisfaction of other closing conditions to the purchase agreement;
•Post’s ability to promptly and effectively integrate the Pet Food Business after the acquisition has closed, and Post’s ability to obtain expected cost savings and synergies of the acquisition;
•operating costs, customer loss and business disruption (including difficulties maintaining relationships with Pet Food Business employees, customers or suppliers) that may be greater than expected following the consummation of the Pet Food Business acquisition;
•significant volatility in the cost or availability of inputs to Post’s businesses (including freight, raw materials, energy and other supplies);
•Post’s ability to increase its prices to offset cost increases and the potential for such price increases to impact demand for Post’s products;
•disruptions or inefficiencies in Post’s supply chain, including as a result of inflation, labor shortages, insufficient product or raw material availability, limited freight carrier availability, Post’s reliance on third parties for the supply of materials for or the manufacture of many of Post’s products, public health crises (including the COVID-19 pandemic), climatic events, agricultural diseases and pests, fires and evacuations related thereto and other events beyond Post’s control;
•Post’s high leverage, Post’s ability to obtain additional financing (including both secured and unsecured debt), Post’s ability to service its outstanding debt (including covenants that restrict the operation of Post’s businesses) and a downgrade or potential downgrade in Post’s credit ratings;
•Post’s ability to hire and retain talented personnel, increases in labor-related costs, the ability of Post’s employees to safely perform their jobs, including the potential for physical injuries or illness, employee absenteeism, labor strikes, work stoppages and unionization efforts;
•changes in economic conditions, the occurrence of a recession, disruptions in the U.S. and global capital and credit markets, changes in interest rates and fluctuations in foreign currency exchange rates;

•Post’s ability to continue to compete in its product categories and Post’s ability to retain its market position and favorable perceptions of its brands;
•the impacts of public health crises (including the COVID-19 pandemic), such as negative impacts on demand for Post’s foodservice and on-the-go products, Post’s ability to manufacture and deliver its products, workforce availability, the health and safety of Post’s employees, operating costs, the global economy and capital markets and Post’s operations generally;
•Post’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products;
•allegations that Post’s products cause injury or illness, product recalls and withdrawals and product liability claims and other related litigation;
•Post’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth;
•risks related to the intended tax treatment of the transactions Post undertook related to divestitures of Post’s interest in BellRing Brands, Inc.;
•the possibility that Post Holdings Partnering Corporation (“PHPC”), a publicly traded special purpose acquisition company in which Post indirectly owns an interest (through PHPC Sponsor, LLC, Post’s wholly-owned subsidiary), may not consummate a suitable partnering transaction within the prescribed two-year time period, that the partnering transaction may not be successful or that the activities for PHPC could be distracting to Post’s management;
•conflicting interests or the appearance of conflicting interests resulting from several of Post’s directors and officers also serving as directors or officers of one or more other companies;
•Post’s ability to successfully implement business strategies to reduce costs;
•impairment in the carrying value of goodwill or other intangibles;
•legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting Post’s businesses, including current and future laws and regulations regarding tax matters, food safety, advertising and labeling, animal feeding and housing operations, data privacy and climate change and other environmental matters;
•the loss of, a significant reduction of purchases by or the bankruptcy of a major customer;
•costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents or information security breaches;
•the failure or weakening of the RTE cereal category and consolidations in the retail and foodservice distribution channels;
•the ultimate impact litigation or other regulatory matters may have on Post;
•costs associated with the obligations of Bob Evans Farms, Inc. (“Bob Evans”) in connection with the sale and separation of its restaurants business in April 2017, including certain indemnification obligations under the restaurants sale agreement and Bob Evans’s payment and performance obligations as a guarantor for certain leases;
•Post’s ability to protect its intellectual property and other assets and to continue to use third party intellectual property subject to intellectual property licenses;
•the ability of Post’s and its customers’ private brand products to compete with nationally branded products;
•the impact of national or international disputes, political instability, terrorism, war or armed hostilities, such as the ongoing conflict in Ukraine, including on the global economy, capital markets, Post’s supply chain, commodity, energy and freight availability and costs and information security;
•risks associated with Post’s international businesses;
•changes in critical accounting estimates;
•losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans;
•significant differences in Post’s actual operating results from any of Post’s guidance regarding Post’s future performance;
•Post’s and PHPC’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and
•other risks and uncertainties described in Post’s and PHPC’s filings with the Securities and Exchange Commission.
These forward-looking statements represent Post’s judgment as of the date of this release. Post disclaims, however, any intent or obligation to update these forward-looking statements.

About Post Holdings, Inc.
Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company with businesses operating in the center-of-the-store, refrigerated, foodservice and food ingredient categories. Its businesses include Post Consumer Brands, Weetabix, Michael Foods and Bob Evans Farms. Post Consumer Brands is a leader in the North American ready-to-eat cereal category and also markets Peter Pan® peanut butters. Weetabix is home to the United Kingdom’s number one selling ready-to-eat cereal brand, Weetabix®. Michael Foods and Bob Evans Farms are leaders in refrigerated foods, delivering innovative, value-added egg and refrigerated potato side dish products to the foodservice and retail channels. Post participates in the private brand food category through its ownership interest with third parties in 8th Avenue Food & Provisions, Inc., a leading, private brand centric, consumer products holding company. For more information, visit www.postholdings.com.

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